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                                                                  EXHIBIT 10.135



                           AXYS PHARMACEUTICALS, INC.
                      1999 KEY PERSONNEL STOCK OPTION PLAN

        1.     PURPOSES.

               (a) ELIGIBLE OPTION RECIPIENTS. The persons eligible to receive Options are the members of the Company's Executive Committee and designated senior management employees of the Company. The Options granted under the Plan and the shares issuable upon exercise thereof are intended to qualify for exemption from qualification pursuant to California Corporations Code Section 25102(l) based on the exemption from qualification of the, Equity Interest Shares available to the Affiliated Companies under California Corporations Code
Section 25102(f).

               (b) AVAILABLE OPTIONS. The purpose of the Plan is to provide a means by which eligible recipients of Options may be given an opportunity to benefit from increases in value of the Equity Interest Shares through the granting of Nonstatutory Stock Options.

               (c) GENERAL PURPOSE. The Company, by means of the Plan, seeks to retain the services of the group of persons eligible to receive Options, to secure and retain the services of new members of this group and to provide incentives for such persons to exert maximum efforts for the success of the Company and the Affiliated Companies.

        2.     DEFINITIONS.

               (a) "AFFILIATED COMPANY" means a corporation that is listed on the attached Exhibit A, as such list may be added to by the Board from time to time, in which the Company beneficially owns Equity Interest Shares.

               (b) "BOARD" means the Board of Directors of the Company.

               (c) "CODE" means the Internal Revenue Code of 1986, as amended.

               (d) "COMMITTEE" means the Compensation Committee of the Board.

               (e) "COMPANY" means AxyS Pharmaceuticals, Inc., a Delaware corporation.

               (f) "CONTINUOUS SERVICE" means that the Optionholder's service with the Company as an Employee is not interrupted or terminated. The Optionholder's Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Optionholder renders service to the Company as an Employee provided that there is no interruption or termination of the Optionholder's Continuous Service. The Board in its sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by that party, including sick leave, military leave or any other personal leave.

               (g) "DIRECTOR" means a member of the Board of Directors of the Company.



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               (h) "DISABILITY" means the permanent and total disability of a person within the meaning of Section 22(e)(3) of the Code.

               (i) "EMPLOYEE" means any person employed by the Company.

               (j) "EQUITY INTEREST SHARES" means the common stock, preferred stock or other securities of an Affiliated Company beneficially owned by the Company.

               (k) "FAIR MARKET VALUE" means, as of any date, the value of the Equity Interest Shares determined as follows:

                      (i) If the Equity Interest Shares are listed on any established stock exchange or traded on the Nasdaq National Market or the Nasdaq SmallCap Market, the Fair Market Value of a Share shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the last market trading day prior to the day of determination, as reported in THE WALL STREET JOURNAL or such other source as the Board deems reliable.

                      (ii) In the absence of such markets for the Equity Interest Shares, the Fair Market Value shall be determined in good faith by the Board and, prior to the Listing Date, in a manner consistent with Section
260.140.50 of Title 10 of the California Code of Regulations.

               (l) "LISTING DATE" means, with respect to each Affiliated Company, the first date upon which any security of the Affiliated Company is listed (or approved for listing) upon notice of issuance on any securities exchange or designated (or approved for designation) upon notice of issuance as a national market security on an interdealer quotation system if such securities exchange or interdealer quotation system has been certified in accordance with the provisions of Section 25100(o) of the California Corporate Securities Law of 1968.

               (m) "NONSTATUTORY STOCK OPTION" means an option not intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

               (n) "OPTION" means a Nonstatutory Stock Option to acquire Equity Interest Shares in an Affiliated Company granted pursuant to the Plan.

               (o) "OPTION AGREEMENT" means a written agreement between the Company and an Optionholder evidencing the terms and conditions of an individual Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan.

               (p) "OPTIONHOLDER" means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.



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               (q) "PLAN" means this AxyS Pharmaceuticals, Inc. 1999 Key
Personnel Stock Option Plan.

               (r) "SECURITIES ACT" means the Securities Act of 1933, as amended.

        3.     ADMINISTRATION.

               (a) ADMINISTRATION BY BOARD. The Board will administer the Plan unless End until the Board delegates administration to a Committee, as provided in subsection 3(c).

               (b) POWERS OF BOARD. The board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

                      (i) To determine from time to time which of the persons eligible under the Plan shall be granted Options; for which Affiliated Company such Options shall be granted; when and how each Option shall be granted; the provisions of each Option granted (which need not be identical), including the time or times when a person shall be permitted to receive Equity Interest Shares pursuant to an Option; and the number of Equity Interest Shares with respect to which an Option shall be granted to each such person.

                      (ii) To construe and interpret the Plan and Options granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board., in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Option Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

                      (iii) To amend the Plan or an Option as provided in
Section 10.

                      (iv) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company which are not in conflict with the provisions of the Plan.

               (c) DELEGATION TO COMMITTEE. The Board may delegate administration of the: Plan to the Committee. If administration is delegated to the Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, including the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board shall thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.

        4.     EQUITY INTEREST SHARES SUBJECT TO THE PLAN.

               (a) SHARE RESERVE. Subject to the provisions of Section 9 relating to adjustments upon changes in stock, the number of Equity Interest Shares for each Affiliated Company that may be issued pursuant to Options granted hereunder shall not exceed the number



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of available Equity Interest Shares for such Affiliated Company, as set forth on the attached Exhibit A.

               (b) REVERSION OF EQUITY INTEREST SHARES TO THE SHARE RESERVE. If any Option shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full, the Equity Interest Shares not acquired under such Option shall revert to and again become available for issuance under the Plan.

               (c) PERSONS ELIGIBLE FOR OPTION GRANTS. Pursuant to section 25102(f) of the California Corporations Code and the regulations promulgated thereunder, no person shall be eligible to be granted an Option if the grant thereof would violate the limitation that Options granted pursuant to the Plan shall not be issued to more than a total of thirty-five (35) Purchasers (as defined below). For purposes of this subsection 4(c), "Purchaser" shall mean an Optionholder to whom an Option was originally granted, but shall exclude (i) any person who occupies a position with the Affiliated Company whose securities are subject to the Option with duties and authority substantially similar to those of an executive officer of such Affiliated Company, (ii) any person who, acting alone or in conjunction with one or more other persons, has taken the initiative in founding and organizing the business or enterprise of such Affiliated Company or (iii) any relative, spouse or relative of the spouse of Purchaser who has the same principal residence as the Purchaser.

        5.     OPTION PROVISIONS.

               Each Option shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

               (a) EXERCISE PRICE. The exercise price of each Option shall be not less than the Company's per share investment price in the Equity Interest Shares subject to the Option, as set forth in Exhibit A hereto.

               (b) CONSIDERATION. The purchase price of stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (i) in cash at the time the Option is exercised or (ii) at the discretion of the Board by delivery to the Company of other Equity Interest Shares, according to a deferred payment or other arrangement (which may include, without limiting the generality of the foregoing, the use of other Equity Interest Shares) with the Optionholder or in any other form of legal consideration that may be acceptable to the Board. In the case of any deferred payment arrangement, interest shall be compounded at least annually and shall be charged at the minimum rate of interest necessary to avoid the treatment as interest, under any applicable provisions of the Code, of any amounts other than amounts stated to be interest under the deferred payment arrangement.

               (c) TRANSFERABILITY. An Option shall be transferable to the extent provided in the Option Agreement. If the Option Agreement does not provide for transferability, then the Option shall not be transferable except by will or by the laws of descent and distribution and;



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shall be exercisable during the lifetime of the Optionholder only by the
Optionholder. Notwithstanding the foregoing provisions of this subsection 5(c), the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

               (d) VESTING. The total number of shares of Equity Interest Shares subject to an Option may, but need not, vest and therefore become exercisable in periodic installments which may, but need not, be equal. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Board may deem appropriate. The vesting provisions of individual Options may vary. The provisions of this subsection 5(d) are subject to any Option provisions governing the minimum number of shares as to which an Option may be exercised. The Option Agreement may provide that the vesting of an Option with respect to Equity Interest Shares will accelerate if the Company triggers the Optionholder's co-sale rights under the Co-Sale Agreement to be entered into among the Company, each Optionholder, and the Affiliated Companies in the form attached hereto as Exhibit B (the "Co-Sale Agreement").

               (e) TERM. No Option shall be exercisable after the expiration of ten (10) years from the date it was granted.

               (f) SECURITIES LAW COMPLIANCE. The Company will require any Optionholder, or any person to whom an Option is transferred under subsection 5(c), as a condition of exercising any such Option, to give written assurances satisfactory to the Company and the Affiliated Company whose securities are subject to the Option that the Optionholder is acquiring the Option for the Optionholder's own account and that the Optionholder has no intention of distributing, transferring or selling all or any part of the Option except in accordance with the terms of the Option Agreement and Section 25102(f) of the California Corporations Code. The Optionholder must also give written assurances satisfactory to the Company and the Affiliated Company whose securities are subject to the Option that the Optionholder has either (i) preexisting personal or business relationships with such Affiliated Company or any of its Officers, Directors or controlling persons, or (ii) the capacity to protect the Optionholder's own interests in connection with the grant of the Option by virtue of the Optionholder's business or financial experience or by virtue of the business or financial experience of any of the Optionholder's professional advisors who are unaffiliated with and who are not compensated by the Affiliated Company or any of its affiliates or selling agents, directly or indirect, . The Y Optionholder must additionally give written assurances satisfactory to the Company and such Affiliated Company that the offer and sale of the Option to the Optionholder has not been accomplished, to the Optionholder's knowledge, by the publication of any advertisement. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (i) the issuance of the shares upon the exercise of the Option has been registered under a then currently effective registration statement under the Securities Act, or (ii) as to any particular requirement, a determination is made by counsel for such Affiliated Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company and the Affiliated Company whose securities are subject to the Option may



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require the Optionholder to provide such other representations, written assurances or information which the Company and such Affiliated Company shall determine are necessary, desirable or appropriate to comply with applicable securities and other laws as a condition of granting an Option to such Optionholder or permitting the Optionholder to exercise such Option. The Affiliated Company may, upon advice of counsel to such Affiliated Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the stock.

               (g) TERMINATION OF CONTINUOUS SERVICE. In the event an Optionholder's Continuous Service terminates (other than upon the Optionholder's death or Disability), the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise it as of the date of termination) but only within such period of time ending on the earlier of (i) the date three (3) months following the termination of the Optionholder's Continuous Service (or such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination, the Optionholder does not exercise his or her Option within the time specified in the Option Agreement, the Option shall terminate.

               (h) EXTENSION OF TERMINATION DATE. An Optionholder's Option Agreement may also provide that if the exercise of the Option following the termination of the Optionholder's Continuous Service (other than upon the Optionholder's death or Disability) would be prohibited at any time solely because the issuance of shares would violate the registration requirements under the Securities Act, then the Option shall terminate on the expiration of a period of three (3) months after the termination of the Optionholder's Continuous Service during which the exercise of the Option would not be in violation of such registration requirements.

               (i) DISABILITY OF OPTIONHOLDER. In the event an Optionholder's Continuous Service terminates as a result of the Optionholder's Disability, the Optionholder may exercise Ins or her Option (to the extent that the Optionholder was entitled to exercise it as of the date of termination), but only within such period of time ending on the earlier of (i) the date twelve (12) months following such termination (or such longer or shorter period specified in the Option Agreement) or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination, the Optionholder does not exercise his or her Option within the time specified herein, the Option shall terminate.

               (j) DEATH OF OPTIONHOLDER. In the event (i) an Optionholder's Continuous Service terminates as a result of the Optionholder's death or (ii) the Optionholder dies within the period (if any) specified in the Option Agreement after the termination of the Optionholder's Continuous Service for a reason other than death, then the Option may be exercised (to the extent the Optionholder was entitled to exercise the Option as of the date of death) by the Optionholder's estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the option upon the Optionholder's death pursuant to subsection 5(c), but only within the period ending on the earlier of (1) the date



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eighteen (18) months following the date of death (or such longer or shorter period specified in the Option Agreement) or (2) the expiration of the term of such Option as set forth in the Option Agreement. If, after death, the Option is not exercised within the time specified herein, the Option shall terminate.

               (k) RIGHT OF REPURCHASE. The Option may, but need not, include a provision whereby the Affiliated Company whose shares are subject to the Option may elect to repurchase all or any part of the vested shares acquired by the Optionholder pursuant to the exercise of the Option.

               (l) RIGHT OF FIRST REFUSAL. The Option may, but need not, include a provision whereby the Affiliated Company whose shares are subject to the Option may elect to exercise a right of first refusal following receipt of notice from the Optionholder of the intent to transfer all or any part of the shares exercised pursuant to the Option. Except as expressly provided in this subsection 5(l), such right of first refusal shall otherwise comply with any applicable provisions of the Bylaws of such Affiliated Company.

        6.     COVENANTS OF THE COMPANY.

               (a) AVAILABILITY OF EQUITY INTEREST SHARES. During the terms of the Options, the Company shall keep available at all times the number of shares of Equity Interest Shares required to satisfy such Options.

               (b) SECURITIES LAW COMPLIANCE. The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Options and to issue and sell Equity Interest Shares upon exercise of the Options; provided, however, that this undertaking shall not require the Company or the Affiliated Company whose shares are subject to the Option to register under the Securities Act the Plan, any Option or any stock issued or issuable pursuant to any such Option. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell stock upon exercise of such Options unless and until such authority is obtained.

        7.     USE OF PROCEEDS FROM STOCK.

               Proceeds from the sale of stock pursuant to Options shall constitute general funds of the Company.

        8.     MISCELLANEOUS.

               (a) ACCELERATION OF EXERCISABILITY AND VESTING. The Board shall have the power to accelerate the time at which an Option may first be exercised or the time during which an Option or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Option stating the time at which it may first be exercised or the time during which it will vest.



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               (b) STOCKHOLDER RIGHTS. No Optionholder shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any Equity Interest Shares subject to such Option unless and until such Optionholder has satisfied all requirements for exercise of the Option pursuant to its terms.

               (c) CO-SALE AGREEMENT. All Options granted under the Plan and the Equity Interest Shares issued as a result of such exercise shall be subject to the terms of the Co-Sale Agreement.

               (d) VOTING RIGHTS AGREEMENT. Equity Interest Shares issued as a result of the exercise of Options shall be subject to the terms of a Voting Rights Agreement, in the form attached hereto as Exhibit C, to be entered into among the Company, each Optionholder and the Affiliated Companies.

               (e) NO EMPLOYMENT OR OTHER SERVICE RIGHTS. Nothing in the Plan or any instrument executed or Option granted pursuant thereto shall confer upon any Optionholder or other holder of Options any right to continue to serve the Company or an Affiliated Company in the capacity in effect at the time the Option was granted or shall affect the right of the Company or an Affiliated Company to terminate (i) the employment of an Employee with or without notice and with or without cause, (ii) the service of a Consultant pursuant to the terms of such Consultant's agreement with the Company or an Affiliated Company or (iii) the service of a Director pursuant to the bylaws of the Company or an Affiliated Company, and any applicable provisions of the corporate law of the state in which the Company or the Affiliated Company is incorporated, as the case may be.

               (f) WITHHOLDING OBLIGATIONS. To the extent provided by the terms of an Option Agreement, the Optionholder may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of stock under an Option by any of the following means (in addition to the Company's right to withhold from any compensation paid to the Optionholder by the Company) or by a combination of such means: (i) tendering a cash payment; (ii) authorizing the Company to withhold shares from the shares of the Equity Interest Shares otherwise issuable to the Optionholder as a result of the exercise or acquisition of stock under the Option; or (iii) delivering to the Company owned and unencumbered shares of the Equity Interest Shares.

        9.     ADJUSTMENTS UPON CHANGES IN STOCK.

               (a) CAPITALIZATION ADJUSTMENTS. If any change is made in the Equity Interest Shares subject to the Plan, or subject to any Option, without the receipt of consideration by the Affiliated Company whose securities are subject to any Option (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by such Affiliated Company), the Plan will be appropriately adjusted in the class(es) and maximum number of securities subject to the Plan pursuant to subsection 4(a) and the outstanding `Options will be appropriately adjusted in the class(es) and number of securities and price per share of



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stock subject to such outstanding Options. Such adjustments shall be made by the
Board, the determination of which shall be final, binding and conclusive. (The conversion of any convertible securities of an Affiliated Company shall not be treated as a transaction "`without receipt of consideration" by such Affiliated Company.)

               (b) CHANGE IN CONTROL--DISSOLUTION OR LIQUIDATION. In the event of a dissolution or liquidation of an Affiliated Company, then any Options to purchase securities issued by such Affiliated Company shall be terminated if not exercised (if applicable) prior to such event.

        10.    AMENDMENT OF THE PLAN AND OPTIONS.

               (a) AMENDMENT OF PLAN. The Board at any time, and from time to time, may amend the Plan.

               (b) STOCKHOLDER APPROVAL. The Board may, in its sole discretion, submit any amendment to the Plan for stockholder approval.

               (c) NO IMPAIRMENT OF RIGHTS. Rights under any Option granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (i) the Company requests the consent of the Optionholder and (ii) the Optionholder consents in writing.

               (d) AMENDMENT OF OPTIONS. The Board at any time, and from time to time, may amend the terms of any one or more Options; provided, however, that the rights under any Option shall not be impaired by any such amendment unless
(i) the Company requests the consent of the Optionholder and (ii) the Optionholder consents in writing.

        11.    TERMINATION OR SUSPENSION OF THE PLAN.

               (a) PLAN TERM. The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on the day before the tenth (10th) anniversary of the date the Plan is adopted by the Board. No Options may be granted under the Plan while the Plan is suspended or after it is terminated.

               (b) NO IMPAIRMENT OF RIGHTS. Rights and obligations under any Option granted while the Plan is in effect shall not be impaired by suspension or termination of the Plan, except with the written consent of the Optionholder.

        12.    EFFECTIVE DATE OF PLAN.

               The Plan shall become effective upon adoption by the Board.



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                                    EXHIBIT A



----------------------------------------------------------------------------------------------------
                                       EQUITY INTEREST SHARES
                                       AVAILABLE FOR ISSUANCE
       AFFILIATED COMPANY                PURSUANT TO OPTIONS          PER SHARE INVESTMENT PRICE
----------------------------------------------------------------------------------------------------
Advanced Technologies Division    5% of AxyS' equity ownership      AxyS' per share investment or
                                  upon creation of a separate       purchase price for its equity
                                  business entity                   ownership
----------------------------------------------------------------------------------------------------
PPGx, Inc.                        410,000 shares of Series A        $6.11
                                  Preferred
----------------------------------------------------------------------------------------------------
Xyris Corporation                 250,000 shares of preferred       $3.33
                                  stock

----------------------------------------------------------------------------------------------------

                                    EXHIBIT B

                                CO-SALE AGREEMENT

                                    EXHIBIT C

                                VOTING AGREEMENT